  As filed with the Securities and Exchange Commission on September 22, 2000



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              DURECT CORPORATION
            (Exact name of registrant as specified in its charter)

               Delaware                                     94-3297098
(State of incorporation or organization)       (IRS Employer Identification No.)

                                10240 Bubb Road
                              Cupertino, CA 95014
         (Address of principal executive offices, including Zip Code)

If this form relates to the registration of a         If this form relates to the registration
class of securities pursuant to Section 12(b)         of a class of securities pursuant to
of the Exchange Act and is effective pursuant         Section 12(g) of the Exchange Act and is
to General Instruction A.(c), check the               effective pursuant to General
following box.  [_]                                   Instruction A.(d), check the following
                                                      box.  [X]

 Securities Act registration statement file number to which this form relates:
                           333-35316 (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                  Name of each exchange on which
        to be so registered                  each class is to be registered
        -------------------                  ------------------------------

                None                                      None


       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.0001
              --------------------------------------------------
                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-35316) (the "Form S-1 Registration
                                                     ---------------------
Statement").
---------

Item 2.     Exhibits
            --------

               The following exhibits are filed as a part of this Registration
               Statement:

               1. Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

               2.1 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

               2.2 Amendment to Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit
                    3.2 to the Form S-1 Registration Statement.

               2.3 Amended and Restated Certificate of Incorporation to become effective upon completion of the Registrant's initial public offering -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

               2.4 Bylaws -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

               2.5 Bylaws to become effective upon completion of the Registrant's initial public offering -- incorporated herein by reference to Exhibit 3.5 to the Form S-1 Registration Statement.

               2.6 Second Amended and Restated Investor's Rights Agreement dated March 28, 2000 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 22, 2000                   DURECT CORPORATION


                                   By: /s/ James E. Brown
                                       -------------------------------------
                                           James E. Brown,  President,
                                           Chief Executive Officer and Director

                                      -3-
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                               INDEX TO EXHIBITS

 Exhibit No.                            Description
 -----------                            -----------

    1. Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

    2.1 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

    2.2 Amendment to Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

    2.3 Amended and Restated Certificate of Incorporation to become effective upon completion of the Registrant's initial public offering --incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

    2.4 Bylaws -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

    2.5 Bylaws to become effective upon completion of the Registrant's initial public offering -- incorporated herein by reference to
              Exhibit 3.5 to the Form S-1 Registration Statement.

    2.6 Second Amended and Restated Investor's Rights Agreement dated March 28, 2000 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to
              Exhibit 4.2 to the Form S-1 Registration Statement.


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